34 Warren Street       Telephone 020 7383 3200
                                 London W1P 5Pd          Fax 020 7383 4165/4168
                                                       DX 123593 Regents Park 3
                                          email SilverLevene@Silverlevene.Co.UK
                                                                  SILVER LEVENE
                                                Chartered Certified Accountants
                                                            Registered Auditors

The Directors
Junction 15 Limited

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-3) and related Prospectus of Vizacom Inc. of our report dated April 4, 2000 with respect to our audit of the financial statements of Junction 15 Limited included in Amendment No. 1 on Form 8-K/A of the Company filed with the Securities and Exchange Commission.

/s/ Silver Levene

SILVER LEVENE
Chartered Certified Accountants
Registered Auditors

London, United Kingdom

September 29, 2000